GeneDx Nasdaq: WGS Q4 Earnings Presentation February 2026 Exhibit 99.2

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding our future performance and our market opportunity, including our fourth quarter and full year 2025 adjusted gross margin, and growth in exome and genome revenue and test result volumes and, expectations for full year 2026 revenue, exome and genome revenue and test volumes, adjusted gross margin and adjusted net income. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) our ability to implement business plans, goals and forecasts, and identify and realize additional opportunities, (ii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry, (iii) the size and growth of the market in which we operate, and (iv) our ability to pursue our new strategic direction. The foregoing list of factors is not exhaustive. The information, opinions and forward-looking statements contained in this announcement is not exhaustive and speak only as of its date and are subject to change without notice. This presentation contains estimates, projections and other information concerning our industry, our business and the markets for our products and services. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. Unless otherwise expressly stated, we obtained this industry, business, market and other data from our own internal estimates and research as well as from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources. While we believe our internal company research as to such matters is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent source. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports and other filings we make with the SEC from time to time. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us are available www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at GeneDx Holdings Corp. 333 Ludlow Street, North Tower 7th Floor, Stamford, Connecticut, 06902. Our telephone number is 888-729-1206. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States ("GAAP"), which are used by management as a supplemental measure, have certain limitations, and should not be construed as alternatives to financial measures determined in accordance with GAAP. The non-GAAP measures as defined by us may not be comparable to similar non-GAAP measures presented by other companies. Our presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that our future results will be unaffected by other unusual or non-recurring items. A reconciliation is provided in the Appendix to the most directly comparable financial measure stated in accordance with GAAP.

3 Q4 and Full Year 2025 Results Metric Fourth Quarter 2025 Full Year 2025 Revenue1 $121.0 million $427.5 million (previous guidance was $425 to $428 million) Growth in exome and genome revenue 32% (42% excluding a 2024 one-time benefit) 54% (58% excluding a 2024 one-time benefit) (previous guidance was 53% to 55%) Growth in exome and genome volume 34.3% 30.5% (previous guidance was at least 30%) Adjusted gross margin1 71% 71% (previous guidance was 70% to 71%) Adjusted net income1 $4.4 million $41.8 million Cash on hand $172 million 1 Adjusted gross margin and adjusted net income are non-GAAP financial measures. Revenue and adjusted gross margin growth rates in the comparative 2024 period exclude revenue and costs of sales from the exited Legacy Sema4 diagnostic testing business. See appendix for a reconciliation of GAAP to non-GAAP figures presented.

4 Full Year 2026 Guidance Metric FY 2026 Guidance Revenue $540 to $555 million Growth in exome and genome revenue 33% to 35% Growth in exome and genome volume Market contribution to growth: Foundational Expansion Future 33% to 35% 25% - 27% 7% - 8% 1% Adjusted gross margin1 At least 70% Adjusted net income1 Positive 1 Adjusted gross margin and adjusted net income are non-GAAP financial measures.

5 Volume ramp continues Exome and genome test result volume year-over-year: • Full Year 2025: up 30.5% • Q4 2025 YoY: up 34.3% to 27,761 • FY '26 Guidance: 33%-35% FY '22 - '25 CAGR 47% Guide: 128k to 131k 2022 Exome and Genome Volume 2023 2024 2025 2026 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 Reported Guidance 97,271 74,547 30,560 49,439

6 Exome and genome revenue ramp continues Exome and genome revenue year-over year: • Full Year 2025: up 54% (58% excluding a 2024 one-time benefit) • Q4 2025 YoY: up 32% (42% excluding a 2024 one-time benefit) • FY '26 Guidance: 33%-35% Exome/genome FY '22 - '25 CAGR 61% $171 $428 $302 $194 $540-555 $124 $87 $234 $360 $486 2022 2023 2024 2025 2026 $0 $100 $200 $300 $400 $500 $600 Exome and genome Other Reported Guidance Exome and Genome Revenue (in $M)

7 Confidential & Proprietary. Do Not Distribute. Appendix

8 Empowering everyone to live their healthiest life through genomics

9 GeneDx is the global leader in rare disease diagnosis The largest and most diverse rare disease dataset to deliver highest accuracy Diagnosing more rare disease patients than anyone else and delivering 500+ new gene-disease discoveries over 25 years Preferred by 80% of geneticists and granted FDA Breakthrough Device designation The #1 genetic test Experience & TechnologyGeneDx InfinityTM 1. GeneDx Internal Data, data on file 2026 2. Claims data provided by Definitive Healthcare

10 Supercharging growth to serve more patients globally Added 30% more tests to Infinity in 2025 than in the prior 24 years combined 1 Million 0 500K 250K 750K Number of Exomes & Genomes 2000 Spun out of the NIH as a pioneer focused on rare disease 2025 AAP guidelines opened general pediatrics 2021 Implemented exome-first growth strategy under new leadership 2026+ Expanding commercial team and entering new markets 2012 Launched exome 2017 Launched genome

11 An accurate genetic diagnosis is key to transforming healthcare Enabling precision genomic medicine Providing an early and accurate genetic diagnosis Fueling drug discovery

12 Delivering the future of precision medicine via the network effect Biopharma Accelerating drug discovery, enabling clinical trials, and unlocking biomarkers for targeted therapies with real-world evidence Policymakers Improving population health outcomes with support for evidence-based policies driving innovation and efficiencies Patients Delivering faster, more accurate diagnosis with personalized treatments based on biology, leading to better outcomes Health Systems Improving clinical decisions, streamlining care pathways, and reducing costs with genomic insights Payers Reducing long-term spend through effective, targeted treatments supporting value-based care models with measurable outcomes Advocacy Delivering answers for families, advancing equitable care, and connecting patients and parents across rare and underserved communities

13 Trusted by the nation’s leading health systems

GeneDx Infinity™ is the largest and most diverse rare disease dataset

~1M exomes & genomes

>2.5M genetic tests

>8M health records

>8M phenotypic datapoints

>60% have parental data

>50% non-European descent

GeneDx Infinity™

The most accurate diagnosis
2x the answers compared to public datasets

Greatest scale advantage
Fastest diagnosis and most efficient operations

Most comprehensive understanding of rare disease
Billions of datapoints inform expert analysis

1. GeneDx Internal Data, data on file 2026

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Our AI strategy accelerates the flywheel effect of our data

- The compounding power of the data from each new patient informs more diagnoses and extends our lead
- Proprietary AI models and algorithms constantly enhance our accuracy, scale, speed, and efficiency
- Creating the Lab of the Future to translate cutting-edge innovation into better patient outcomes



Higher diagnostic yields and more answers
Additional patients tested
More underlying data
Improved interpretation platform
LARGE LANGUAGE MODELS
MACHINE LEARNING
NATURAL LANGUAGE PROCESSING
GeneDx Infinity

GeneDx

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16 Upside Opportunities International, Biopharma/Data, Precision Medicine Pediatrics & Rare Pediatric Specialists, Pediatricians, NICU, Prenatal, and gNBS Adult Adult Neurologists, Adult Cardiologists, and Other Specialists $25B $20B This large and ever-growing opportunity is ours to win

On average, an accurate diagnosis takes 5 years

The economic burden of rare diseases in the U.S. is over $1 trillion annually



First symptom
Visit primary care physician
Referral to a specialist
Genetic testing (CMA)
No diagnosis
Online research
Another specialist
Wrong treatment or undue surgery
Genetic testing (panel)
Inconclusive results
New symptoms
Genetic specialist
Genetic counseling
Order exome or genome
Diagnosis
Disease specific care and resources

GeneDx provides answers in

~~months~~

~~weeks~~

~~days~~

hours

GeneDx

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1. Marwaha S, Knowles JW, and Ashley EA. A guide for the diagnosis of rare and undiagnosed disease: beyond the exome. GenomeMed. 2022 Feb 28;14(1):23. 2. Tisdale, A., Cutillo, C.M., Nathan, R. et al. The IDeaS initiative: pilot study to assess the impact of rare diseases on patients and healthcare systems. Orphanet J Rare Dis 16, 429 (2021).

18 〉 GeneDx is contracted with 80% of covered lives, including all large national commercial payers 〉Medicaid and commercial insurance coverage continues to grow for exome and genome o 38 states cover exome or genome testing o 17 states cover rapid genome sequencing Payor coverage for exome and genome sequencing is expanding 1. GeneDx Internal Data, data on file 2026 Medicaid programs covering genetic testing by year 2015: First state Medicaid covers Exome 2021: First state Medicaid covers rapid testing 30 25 20 15 10 5 0 0 3 1 38 2015 2021 2026 Year Rapid genome sequencing Exome or genome sequencing 22 17 35

19 Medicaid programs across the country are expanding access Exome or Genome Sequencing Rapid Genome Sequencing Both No Coverage Current Medicaid Coverage Landscape 1. GeneDx Internal Data, data on file 2026 New or Enhanced Coverage

20 Our north star is to diagnose as many people as fast as possible

21 Our stacked, compounding growth strategy unlocks new opportunities Foundational Markets (Launched) Expansion Markets (Ramping) Future Markets (Developing) • Geneticists (since inception) • Pediatric Specialists (since 2023) • General Pediatricians (H2 2026) • NICU (since 2024) • Prenatal (H2 2026) • Adult Specialists (H2 2026) • International (since 2025) • gNBS • New Channels • BioPharma & Data Three layers, multiple building blocks to sustained high growth with disciplined expansion plan

22 Large growth opportunities ahead to deepen penetration and expand our footprint 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Geneticsits Pediatric Specialists Prenatal NICU Adult specialists General Pediatrics Clinician Penetration by Market 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Geneticsits Pediatric Specialists Prenatal NICU Adult specialists General Pediatrics Patient Penetration by Market 5K2K 800 accounts 10.5K 25K4.6K is enetici ts S S 145K300K 235K160K 600K210K Number of U.S. PatientsNumber of U.S. Clinicians

23 GeneticistPrenatal Standard of care: years of disease progression Pediatrician Entering new markets to deliver answers at the earliest moment possible NICU Adult Specialist Pediatric Specialist

24 Geneticists remain key customers and prefer GeneDx Geneticist recommendations reinforce our leadership in new markets Leading position: 80% market share driven by superior accuracy, broad access, and cutting-edge discovery Continued growth: Largest contributor to revenue today with room to grow via ongoing panel conversion Loyal advocates: As we continue to expand, these ~2,000 geneticists are key influencers for other clinicians 1. GeneDx Internal Data, data on file 2026 2. Claims data provided by Definitive Healthcare Foundational Market

25 Pediatric specialists drove a majority of 2025 growth and have strong momentum entering 2026 Significant share: Over 30% of pediatric neurologists now order from us with continued growth ahead Strong awareness: Greatest brand recognition of any genetics lab - over 80% of pediatric specialists know GeneDx Expanding our footprint: Continuing to add new call points and indications to serve the over 10,000 rare diseases Increased ordering and new customer activation driving expansion 1. GeneDx Internal Data, data on file 2026 2. Claims data provided by Definitive Healthcare 3. Fu MP, Merrill SM, Sharma M,et al. Rare diseases of epigenetic origin: Challenges and opportunities. Front Genet. 2023 Feb 6;14:1113086. doi: 10.3389/fgene.2023.1113086. PMID: 36814905. Foundational Market

26 Pediatricians are becoming the new front line of genomic medicine Massive market: 600K patients diagnosed with DD/ID by 25K pediatricians annually First mover to an untapped market with the #1 genetic test in hand Trusted partner & clear leader: Leading product, wraparound services, expert endorsements, and health system relationships Best customer experience: Pediatricians can integrate genomics into routine care with one-minute ordering Expansive reach: Dedicated team of ~50 sales reps expected to drive impact at the end of 2026 and into 2027 1. GeneDx Internal Data, data on file 2026 2. Claims data provided by Definitive Healthcare Expansion Market

Expansion Market

The NICU is an untapped opportunity for early intervention and improved outcomes

Taking a protocol-driven approach to benefit more patients and lower healthcare costs

Large unmet need: Up to 60% NICU patients could benefit from rWGS per SeqFirst (~235k patients) but less than 5% of them receive genetic testing today

Fastest TAT: Leading rapid and ultrarapid genome tests deliver precise answers in as soon as 48 hours

Deep relationships: 42 of the top 50 NICUs ordered rapid testing from us in 2025, positioning us to scale



1. Wenger TL, Scott A, Kruidenier L, et al. SeqFirst: Building equity access to a precise genetic diagnosis in critically ill newborns. Am J Hum Genet. 2025 Mar 6;112(3):508-522. 2. Claims data provided by Definitive Healthcare 3. Kingsmore, Stephen F et al. NPJ genomic medicine vol. 9,1 17. 27 Feb. 2024 4. GeneDx Internal Data, data on file 2026

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GeneDx

28 GenomeDx Prenatal extends our industry-leading diagnostic capabilities into prenatal care Setting a new standard for prenatal genomic diagnoses Large unmet need: For patients with structural anomalies on prenatal ultrasound, impacting up to 4% of pregnancies Extensive prenatal experience: Building upon 10+ years of experience offering CMA and 4000+ prenatal exomes Timely answers: Delivering the most accurate and comprehensive diagnostic results in less than two weeks to guide critical care decisions 1.Salomon LJ, Alfirevic Z, Berghella V, et al. Practice guidelines for performance of the routine mid-trimester fetal ultrasound scan. Ultrasound Obstet Gynecol. 2011 Jan;37(1):116-26. 2. GeneDx Internal Data, data on file 2026 Expansion Market

29 Adult specialists will unlock future growth and impact Putting commercial focus behind the organic growth in adult exome and genome testing New market: Expanding to neurologists in 2026 with a focus on clinicians already ordering genetic testing Green space: Strong demand and reimbursement for adults living with pediatric-onset conditions like epilepsy Long-term potential: Future opportunities could expand to cardiology, neurodegenerative disorders, and more, representing up to 5M patients 1. GeneDx Internal Data, data on file 2026 2. Claims data provided by Definitive Healthcare Expansion Market

30 Global reach with decentralized testing powered by centralized intelligence from GeneDx Infinity Cloud-native platform enables remote interpretation while complying with local regulations Providing leading interpretation services to partners across the U.S. Expanded international footprint with sales reps in key geographies Expansion Market

Future Market

Transforming healthcare from diagnostic odyssey to day one action with gNBS

GeneDx has the evidence, experience, and operational capabilities to lead global adoption

Evidence

Data from the GUARDIAN study:

- Actionable conditions identified in **3.2% of newborns**
- **Nearly 75% of parents** opted into testing
- Without gNBS, the average age of diagnosis for these conditions is **7-11 years old**

Experience

- Sequenced >22,000 newborns
- Implemented diverse multi-site programs
- Partnering with first movers to make gNBS a reality
  - GUARDIAN
  - BEACONS
  - Sunshine Genetics

Capabilities

- Flexible services – from end-to-end testing to decentralized interpretation
- Operations optimized for accuracy, speed, and scale
- Technical expertise to responsibly bring this technology to patients

1. Ziegler A, Koval-Burt C, Kay DM, et al. Expanded Newborn Screening Using Genome Sequencing for Early Actionable Conditions. JAMA. Published online October 24, 2024. doi:10.1001/jama.2024.1966
2. GeneDx Internal Data, data on file 2026

GeneDx

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32 Pioneering new channels and partnerships to deliver on the promise of precision genomic medicine Future Market

33 Unlocking faster HEOR, biopharma innovation, and AI-driven discovery Genetic data Electronic health records Patient demographics Claims Prescription Imaging Deploying the most comprehensive, longitudinal dataset for rare disease ever assembled Future Market

34 Transforming every stage of drug development Research & Development Clinical Trials Market Authorization & Access Target Validation & Modeling Patient Matching & Recruitment Diverse Longitudinal Data Commercialization Launch & Post-Marketing

35 Turning insight into biopharma impact

36 Proven leadership driving high-growth and operational excellence at scale Heidi Chen Chief Legal Officer Linda Genen Chief Medical Officer Jami Biliboaca Head of People Strategy Martin Reese President, Fabric Genomics Katherine Stueland Chief Executive Officer Kevin Feeley Chief Financial Officer Bryan Dechairo Chief Operating Officer Melanie Duquette Chief Growth Officer Lisa Gurry Chief Business Officer Mimi Lee Chief of Precision Genetic Medicine

37 Massive TAM and expanding serviceable market Leadership position Differentiated technology A rare opportunity to transform healthcare fueled by unmatched data and momentum Emerging guidelines and improving payer landscape Scale advantage Proven management team

38 GeneDx enables a future that is predictive, preventative, and ultimately curative. That future always begins with a single answer. And that answer changes everything.

Reconciliation of non-GAAP financial measures

Adjusted gross profit, adjusted gross margin, and adjusted net income

(in $ thousands)	Three months ended December 31, 2025			Three months ended December 31, 2024			Year ended December 31, 2025			Year ended December 31, 2024		
	GeneDx	Other[1]	Total	GeneDx	Other[1]	Total	GeneDx	Other[1]	Total	GeneDx	Other[1]	Total
Revenue	$119,492	$ 1,497	$120,989	$ 95,286	$ 354	$ 95,640	$423,088	$ 4,451	$427,539	$302,293	$ 3,157	$305,450
Adjusted cost of services	34,494	480	34,974	28,384	–	28,384	122,100	1,101	123,201	106,376	145	106,521
Adjusted gross profit	$ 84,998	$ 1,017	$ 86,015	$ 66,902	$ 354	$ 67,256	$300,988	$ 3,350	$304,338	$195,917	$ 3,012	$198,929
Adjusted gross margin	71.1%		71.1%	70.2%		70.3%	71.1%		71.2%	64.8%		65.1%
Reconciliations:												
Depreciation and amortization			1,531			928			5,369			4,047
Stock-based compensation			211			123			791			431
Restructuring costs			5			–			5			54
Gross profit			$ 84,268			$ 66,205			$298,173			$194,397
Gross margin			69.6%			69.2%			69.7%			63.6%

(in $ thousands)	Three months ended December 31, 2025	Three months ended December 31, 2024	Year ended December 31, 2025	Year ended December 31, 2024
Net (loss) income	$ (17,666)	$ 5,438	$ (21,021)	$ (52,286)
Reconciliations:				
Depreciation and amortization	6,881	5,558	25,224	21,953
Stock-based compensation	9,780	2,845	32,162	9,138
Restructuring costs	516	292	1,275	1,752
Change in fair value of financial liabilities	(1,116)	1,980	1,204	13,370
Other[2]	6,005	1,340	2,965	15,478
Adjusted net income	$ 4,400	$ 17,453	$ 41,809	$ 9,405

1 For the three months and year ended December 31, 2025, Other includes revenue and cost of services from the Fabric Genomics operating segment. For the three months and year ended December 31, 2024, Other includes revenue from the Legacy Sema4 diagnostic testing business.

2 Other represents interest expense, net, and income tax benefit for all periods presented. For the year ended December 31, 2025, Other includes transaction costs related to the acquisition of Fabric Genomics, legal costs and a reserve for a certain litigation matter, and a sales-and-use tax refund. For the year ended December 31, 2024, Other includes reserves net of insurance for a certain litigation matter.

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GeneDx